    THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about what action to take in connection with the Offer, you should immediately consult your stockbroker, bank manager, attorney or accountant or an independent financial advisor authorized under the United Kingdom Financial Services Act 1986.

    If you have sold or otherwise transferred any or all of your Unionamerica ADSs, please forward this document with the accompanying Prospectus, reply-paid envelope and other enclosures as soon as possible to the purchaser or other transferee, or to the agent through whom the sale or transfer was effected for transmission to the purchaser or other transferee. However, such documents should not be forwarded to or transmitted in or into Australia or Japan or to a resident of Australia or Japan.

                             LETTER OF TRANSMITTAL

                                  TO EXCHANGE
                         0.836 SHARES OF COMMON STOCK,
                         PAR VALUE $0.10 PER SHARE, OF
                              MMI COMPANIES, INC.
             FOR EACH OF THE OUTSTANDING AMERICAN DEPOSITARY SHARES
                  EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS OF
                           UNIONAMERICA HOLDINGS PLC
             REPRESENTING ALL OF THE OUTSTANDING ORDINARY SHARES OF
                           UNIONAMERICA HOLDINGS PLC

                  PURSUANT TO THE OFFER TO EXCHANGE/PROSPECTUS
                             DATED NOVEMBER 5, 1997

--------------------------------------------------------------------------------
    THIS OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 5, 1997, UNLESS THE OFFER IS EXTENDED IN ACCORDANCE WITH THE TERMS OF THE ACQUISITION AGREEMENT BETWEEN MMI COMPANIES, INC. AND UNIONAMERICA HOLDINGS PLC, DATED JUNE 25, 1997 (THE "EXPIRATION DATE"). UNIONAMERICA ADSS WHICH
   ARE TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO
   THE EXPIRATION DATE (OTHER THAN THOSE UNIONAMERICA ADSS WHICH ARE TENDERED
   BY CERTAIN UNIONAMERICA SECURITYHOLDERS (THE "SELLING STOCKHOLDERS") WHO
   HAVE EXECUTED IRREVOCABLE UNDERTAKINGS TO ACCEPT THE OFFER (THE "UNDERTAKINGS")). AT THE EXPIRATION DATE, INCLUDING ANY EXTENSION THEREOF, AND UPON SATISFACTION OR, WHERE PERMITTED, WAIVER OF THE CONDITIONS OF THE OFFER, ALL UNIONAMERICA ADSS VALIDLY TENDERED AND NOT VALIDLY WITHDRAWN
   WILL BE EXCHANGED.
--------------------------------------------------------------------------------

                      THE EXCHANGE AGENT FOR THE OFFER IS:

                    CHASEMELLON SHAREHOLDER SERVICES L.L.C.

         BY MAIL:                    BY COURIER:               BY HAND DELIVERY:
       P.O. Box 3301             85 Challenger Road         ChaseMellon Shareholder
                                                                    Services
   Attn: Reorganization         Attn: Reorganization        120 Broadway, 13th Floor
        Department                   Department
South Hackensack, NJ 07606    Ridgefield Park, NJ 07660        New York, NY 10271

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
    ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER
         OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED
            BELOW. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF
                TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE
                       THIS LETTER OF TRANSMITTAL IS
                                   COMPLETED.

    This Letter of Transmittal is to be completed by holders of Unionamerica ADSs (as defined below), if American Depositary Receipts representing Unionamerica ADSs ("Unionamerica ADRs") are to be forwarded herewith to the Exchange Agent at the address set forth in this Letter of Transmittal or if delivery of Unionamerica ADSs is to be made by book-entry transfer ("Book-Entry Transfer") to the Exchange Agent's account at ChaseMellon Shareholder Services L.L.C. or The Depository Trust Company (each a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedure described in "THE OFFER--Procedures for Tendering Unionamerica ADSs--Book-Entry Transfer" of the Prospectus (as defined below). Holders of Unionamerica ADSs whose Unionamerica ADRs are not immediately available or who cannot deliver such Unionamerica ADRs and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot complete the procedures for Book-Entry Transfer on a timely basis, may tender their Unionamerica ADSs only by following the procedures and meeting the conditions for guaranteed delivery set forth in "THE OFFER--Procedures for Tendering Unionamerica ADSs--Guaranteed Delivery Procedures". See the instructions to this Letter of Transmittal. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

/ /  CHECK HERE IF UNIONAMERICA ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE EXCHANGE AGENT'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER UNIONAMERICA ADSs BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution ______________________________________________

    Account Number _____________________________________________________________

    Check Box of Applicable Book-Entry Transfer Facility:

        (check one)

    / /  The Depository Trust Company  / /  ChaseMellon Shareholder Services
    L.L.C.

    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF UNIONAMERICA ADSs ARE BEING TENDERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________

    Window Ticket No. (if any) _________________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution which Guaranteed Delivery ______________________________

    IF DELIVERY IS BY BOOK-ENTRY TRANSFER, CHECK BOX OF APPLICABLE BOOK-ENTRY TRANSFER FACILITY:

        / /  The Depository Trust Company

        / /  ChaseMellon Shareholder Services L.L.C.

             Account Number: ___________________________________________________
          Transaction Code Number: _____________________________________________

---------------------------------------------------------------------------
                         DESCRIPTION OF UNIONAMERICA ADSS TENDERED
---------------------------------------------------------------------------
    NAME(S) AND ADDRESS(S) OF
REGISTERED HOLDER(S) (PLEASE FILL
IN, IF BLANK, EXACTLY AS NAME(S)      UNIONAMERICA ADR(S) AND UNIONAMERICA ADSS TENDERED
APPEAR(S) ON UNIONAMERICA ADR(S))           (ATTACH ADDITIONAL LIST, IF NECESSARY)
----------------------------------------------------------------------------

                                                TOTAL NUMBER
                                                     OF
                                                UNIONAMERICA   TOTAL NUMBER
                                                    ADSS            OF          NUMBER OF
                                                  EVIDENCED    CERTIFICATED       BOOK-
                                   UNIONAMERICA      BY        UNIONAMERICA       ENTRY
                                       ADR      UNIONAMERICA       ADSS       UNIONAMERICA
                                   NUMBER(S)*      ADR(S)*      TENDERED**    ADSS TENDERED
----------------------------------------------------------------------------
---------------------------------------------------------------------------
 THE UNIONAMERICA ADSS LISTED ABOVE TENDERED PURSUANT TO THIS LETTER OF TRANSMITTAL ARE
 REGISTERED AT THE FOLLOWING VP ACCOUNT:

  / /  / /  / /  / /    / /  / /  / /  / /    / /  / /  / /  / /

 IF THE ABOVE VP ACCOUNT IS A TRANSFER ACCOUNT, PLEASE ASK YOUR BANK TO RE-REGISTER IT AS
 SOON AS POSSIBLE.
---------------------------------------------------------------------------
  *  Need not be completed by stockholders delivering Unionamerica ADSs by book-entry transfer.
 **  Unless otherwise indicated, it will be assumed that all Unionamerica ADSs evidenced by each Unionamerica ADR delivered to the Exchange Agent are being tendered hereby. See
     Instruction 4.
----------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby delivers to ChaseMellon Shareholder Services L.L.C. (the "Exchange Agent") to hold as agent for the undersigned (a) this Letter of Transmittal, (b) securities of Unionamerica Holdings plc, a corporation registered in England and Wales under the Companies Act 1985 of Great Britain, as amended, with registered number 2822469 ("Unionamerica"), and (c) all other documents required to be delivered by the undersigned prior to the Expiration Date.

    The undersigned is delivering the foregoing to facilitate acceptance by the undersigned of the exchange offer by MMI Companies, Inc., a Delaware corporation ("MMI"), upon the terms and conditions set forth in the Offer to Exchange/Prospectus dated November 5, 1997, and any supplements or amendments thereto (the "Prospectus"), pursuant to which MMI has made an offer (the "Offer") to exchange for each outstanding American Depositary Share, each representing one Ordinary Share, nominal value $0.0448 per share, of Unionamerica (a "Unionamerica ADS"), 0.836 shares of common stock, par value $0.10 per share, of MMI (the "MMI Common Stock"). Each share of MMI Common Stock issued in connection with the Offer will be accompanied by a right (a "Right") which will entitle the registered holder thereof to purchase from MMI a unit consisting of one one-hundredth of a share (a "Unit") of Series B Junior Participating Preferred Stock of MMI, par value $20.00 per share, at a purchase price of $75.00 per Unit, subject to adjustment, pursuant to a Rights Agreement between MMI and ChaseMellon Shareholder Services L.L.C., as Rights Agent. Capitalized terms and certain other terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Prospectus.

    The Prospectus and this Letter of Transmittal comprise the sole offering documents in connection with the Offer, receipt of which are hereby acknowledged by the undersigned.

    At the Expiration Date, unless Unionamerica ADSs have been properly withdrawn or the Exchange Agent has received contrary instructions from the undersigned, the undersigned hereby instructs the Exchange Agent to (i) tender all Unionamerica ADSs legally owned by the undersigned and delivered to the Exchange Agent pursuant to this Letter of Transmittal and (ii) accept the Offer on behalf of the undersigned in the manner indicated below subject to the terms and conditions set forth in this Letter of Transmittal and the Prospectus by informing MMI in writing that its Offer has been so accepted.

    The undersigned hereby acknowledges that, following the Expiration Date, delivery of this Letter of Transmittal and of the Unionamerica ADSs and other required documents furnished by the undersigned to the Exchange Agent in connection herewith will be deemed (without any further action by the Exchange Agent) to constitute acceptance of the Offer to the extent indicated above by the undersigned, subject to the terms and conditions set forth in this Letter of Transmittal and the Prospectus.

    Subject to, and effective upon, acceptance of Unionamerica ADSs tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to the order of MMI all right, title and interest in and to all Unionamerica ADSs that are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Unionamerica ADSs with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) in the case of Unionamerica ADSs, deliver Unionamerica ADRs for such Unionamerica ADSs or transfer ownership of such Unionamerica ADSs on the account books maintained by a Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of MMI, as the case may be, (ii) present such Unionamerica ADSs for transfer on the books of the clearing agency on whose books the Unionamerica ADSs are maintained, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Unionamerica ADSs, all in accordance with the terms of the Offer.

    The undersigned hereby irrevocably appoints the designees of MMI, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, and agrees that effective from and after the date the Offer becomes or is declared unconditional in all respects and subject to applicable withdrawal rights, (a) MMI shall, in its absolute discretion, be entitled to direct the exercise of any votes attaching to any Unionamerica Common Stock represented by Unionamerica ADSs in respect of which the Offer has been accepted or is deemed to have been accepted and any other rights and privileges attaching to such Unionamerica Common Stock represented by Unionamerica ADSs, including any right to requisition a general meeting of Unionamerica or of any class of its shareholders and (b) the execution of this Letter of Transmittal and its delivery to the Exchange Agent will constitute (i) an authority to Unionamerica and the Exchange Agent or their respective agents from the undersigned to send any notice, circular, warrant, document or other communication which may be sent to him or her as a Unionamerica Securityholder to MMI at its registered office, (ii) an authority to MMI or its agents to sign any consent to short notice of a general meeting or separate class meeting on the undersigned's behalf and/ or to execute a form of proxy in respect of such Unionamerica ADSs appointing any person nominated by MMI to attend general meetings or separate class meetings of Unionamerica (or any adjournments of such meetings) and to exercise the votes attaching to such Unionamerica ADSs on his or her behalf and (iii) the agreement of the undersigned not to exercise any such rights without the consent of MMI and the irrevocable undertaking of the undersigned not to appoint a proxy for or to attend general meetings or separate class meetings. This proxy and power of attorney is coupled with an interest in the Unionamerica ADSs tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such Unionamerica ADSs by MMI in accordance with the terms of the Offer. Such acceptance for exchange shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Unionamerica ADSs, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall be void) by the undersigned with respect thereto. The undersigned understands that, in order for Unionamerica ADSs to be deemed validly tendered, immediately upon MMI's acceptance of such Unionamerica ADSs, MMI must be able to exercise full voting and other rights with respect to such Unionamerica ADSs, including, without limitation, voting at any meeting of Unionamerica Securityholders.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Unionamerica ADSs tendered hereby, and that, when such Unionamerica ADSs are accepted by MMI, MMI will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Unionamerica ADSs will be subject to any adverse claim. The undersigned will, upon request, execute and deliver all additional documents deemed by the Exchange Agent or MMI to be necessary or desirable to complete the sale, assignment, or transfer of the Unionamerica ADSs tendered hereby.

    No authority, power of attorney or proxy herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, all tenders made pursuant to this Letter of Transmittal are irrevocable.

    The undersigned understands that tenders of Unionamerica ADSs pursuant to any one of the procedures described herein and in "THE OFFER--Procedures for Tendering Unionamerica ADSs" of the Prospectus will constitute the undersigned's acceptance of the terms and conditions of the Offer. MMI's acceptance of such Unionamerica ADSs will constitute a binding agreement between the undersigned and MMI upon the terms and subject to the conditions of the Offer.

    The undersigned agrees and acknowledges that he or she is not a customer (as defined in the rules of The Securities and Futures Authority Limited of the United Kingdom) of Smith Barney Inc., Smith Barney Europe, Ltd., or Donaldson, Lufkin & Jenrette Securities Corporation in connection with the Offer or in connection with advice given by Smith Barney Inc. to the Board of Directors of MMI or Donaldson, Lufkin & Jenrette Securities Corporation to the Board of Directors of Unionamerica and neither Smith Barney Inc., Smith Barney Europe, Ltd., nor Donaldson, Lufkin & Jenrette Securities Corporation will be responsible to anyone other than those to whom they are providing advice for providing the protections afforded to their customers or for providing advice in relation to the matters described in this document.

    Unless otherwise indicated herein in the box entitled "Special Exchange Instructions", please issue the certificates for shares of MMI Common Stock and/or return all Unionamerica ADSs not accepted or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Unionamerica ADSs Tendered". Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the certificates for the shares of MMI Common Stock and/or all Unionamerica ADSs not tendered or not accepted (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Unionamerica ADSs Tendered". In the event that the boxes entitled "Special Exchange Instructions" and "Special Delivery Instructions" are both completed, please issue the certificates for shares of MMI Common Stock and/or return all Unionamerica ADSs not accepted or not tendered in the name(s) of, and mail such certificates for shares of MMI Common Stock and/or Unionamerica ADRs to, the person(s) so indicated. In the case of any Unionamerica ADSs tendered hereby and delivered by Book-Entry Transfer, unless otherwise indicated herein in the box entitled "Special Exchange Instructions", please credit any such Unionamerica ADSs tendered that are not accepted by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that MMI has no obligation, pursuant to the Special Exchange Instructions, to transfer any Unionamerica ADSs from the name of the registered holder(s) thereof if MMI does not accept for exchange any of the Unionamerica ADSs tendered hereby.

    The execution of this Letter of Transmittal constitutes the submission of the undersigned, in relation to all matters arising out of the Offer or the Letter of Transmittal, to the jurisdiction of the courts of England.

    The terms and conditions of the Offer contained in the Prospectus shall be deemed to be incorporated in, and form part of, this Letter of Transmittal, which shall be read and construed accordingly.

/ / Check here if any of the Unionamerica ADRs representing Unionamerica ADSs that you own have been lost or destroyed and see Instruction 10.

Number of Unionamerica ADSs represented by lost, stolen or destroyed Unionamerica ADRs: _____________________________________________________________

-------------------------------------------

                         SPECIAL EXCHANGE INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the certificates for shares of MMI Common Stock, and/or any check to be issued for cash in lieu of fractional shares, or Unionamerica ADSs not tendered or not accepted are to be issued in the name of someone other than the undersigned, or if Unionamerica ADSs tendered hereby and delivered by book-entry transfer that are not accepted are to be returned by credit to an account at one of the Book-Entry Transfer Facilities other than that designated above.

  Issue

  / /  Certificate(s) to:
  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                                (ZIP/POST CODE)

  / / Credit Unionamerica ADSs tendered by book-entry transfer and not accepted to the account set forth below:

  Check appropriate box:

  / /  The Depository Trust Company

  / /  ChaseMellon Shareholder Services L.L.C.

  Account Number:

  -----------------------------------------------
  -----------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS

                            (SECTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the certificates for shares of MMI Common Stock, and/or any check to be issued for cash in lieu of fractional shares, or Unionamerica ADSs not tendered or not accepted are to be mailed to someone other than the undersigned, or the undersigned at an address other than that shown under "Description of Unionamerica ADSs Tendered".

  Mail

  / /  Certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                (ZIP/POST CODE)

-----------------------------------------------------

--------------------------------------------------------------------------------

                                   IMPORTANT
                    UNIONAMERICA SECURITYHOLDERS: SIGN HERE

  ____________________________________________________________________________

  ____________________________________________________________________________
                           SIGNATURE(S) OF HOLDER(S)

  Dated: __________________, 1997

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on Unionamerica ADRs or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5).

  Name(s): ___________________________________________________________________
  ____________________________________________________________________________
                                  PLEASE PRINT

  Capacity (full title): _____________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                             INCLUDE ZIP/POST CODE

  Area Code and Telephone No: (  )____________________________________________

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature: ______________________________________________________

  Name: ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Title: _____________________________________________________________________

  Name of Firm: ______________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
  ----------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the New York Stock Exchange Medallion Program (each of the foregoing being referred to as an "Eligible Institution") unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Unionamerica ADSs (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Unionamerica ADSs) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Exchange Instructions" nor the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) such Unionamerica ADSs are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND UNIONAMERICA ADRS; BOOK-ENTRY TRANSFER. This Letter of Transmittal is to be used if Unionamerica ADRs are to be forwarded herewith or if Unionamerica ADSs are to be delivered by Book-Entry Transfer pursuant to the procedure set forth in "THE OFFER-- Procedures for Tendering Unionamerica ADSs" of the Prospectus. This Letter of Transmittal or a facsimile copy hereof properly completed and duly executed, together with any other documents required by this Letter of Transmittal and Unionamerica ADRs evidencing tendered Unionamerica ADSs, must be received by the Exchange Agent at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in Appendix G of the Prospectus--"Key Definitions"). In order for a Unionamerica Securityholder to validly tender such Unionamerica ADSs (a) this Letter of Transmittal and other required documents (including the Unionamerica ADRs) must be delivered as described in the preceding sentence and
(b) in the case of Unionamerica Securityholders tendering their Unionamerica ADSs pursuant to a Book-Entry Transfer, an Agent's Message (as defined below) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth on the reverse hereof, and either Unionamerica ADRs must be received by the Exchange Agent at one of such addresses or be delivered by Book-Entry Transfer and a confirmation thereof must be received by the Exchange Agent, in each case prior to the Expiration Date. Holders whose Unionamerica ADRs are not immediately available, who cannot deliver their Unionamerica ADRs and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot complete the procedure for delivery of Unionamerica ADSs by Book-Entry Transfer on a timely basis may tender their Unionamerica ADSs pursuant to the guaranteed delivery procedures described in "THE OFFER--Procedures for Tendering Unionamerica ADSs-- Guaranteed Delivery Procedures" of the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by MMI, must be received by the Exchange Agent prior to the Expiration Date; and
(iii) the Unionamerica ADRs (or, in the case of delivery by Book-Entry Transfer, timely confirmation of the Book-Entry Transfer of such Unionamerica ADSs into the Exchange Agent's account at a Book-Entry Transfer Facility) in proper form for transfer by delivery, in each case, together with this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in "THE OFFER--Procedures for Tendering Unionamerica ADSs" of the Prospectus.

    The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering Unionamerica ADSs that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that MMI may enforce such agreement against the participant.

    IF UNIONAMERICA ADRS ARE FORWARDED SEPARATELY TO THE EXCHANGE AGENT, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL MUST ACCOMPANY EACH SUCH DELIVERY.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, UNIONAMERICA ADRS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING UNIONAMERICA SECURITYHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Unionamerica ADSs will be accepted. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Unionamerica ADSs for payment.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Unionamerica ADSs Tendered" is inadequate, the Unionamerica ADR numbers, the number of Unionamerica ADSs evidenced by such Unionamerica ADRs, and the number of Book-Entry Unionamerica ADSs tendered should be listed on a separate schedule and attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF UNIONAMERICA ADSS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Unionamerica ADSs evidenced by any Unionamerica ADR delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Unionamerica ADSs that are to be tendered in the box entitled "Total Number of Unionamerica ADSs Tendered". In such cases, new Unionamerica ADR(s) evidencing the remainder of the Unionamerica ADSs that were evidenced by the Unionamerica ADRs delivered to the Exchange Agent herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Unionamerica ADSs evidenced by Unionamerica ADRs delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Unionamerica ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Unionamerica ADRs without alteration, enlargement or any other change whatsoever.

    If any Unionamerica ADS tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If this Letter of Transmittal is signed by the registered holder(s) of the Unionamerica ADSs tendered hereby, no separate stock powers or, in the case of Unionamerica ADSs, no endorsements of Unionamerica ADRs are required, unless issuance of certificates for shares of MMI Common Stock, and/or any check for cash in lieu of fractional shares, is to be made to, or Unionamerica ADRs not tendered or not accepted are to be issued in the name of, a person other than the registered holder(s), in which case the Unionamerica ADR(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Unionamerica ADR(s). Signatures on such Unionamerica ADR(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Unionamerica ADSs tendered hereby, the Unionamerica ADR(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Unionamerica ADR(s). Signatures on such Unionamerica ADR(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Unionamerica ADR or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Exchange Agent, proper evidence satisfactory to the Exchange Agent of such person's authority so to act must be submitted.

    6. TRANSFER TAXES. MMI will pay or, cause to be paid any applicable transfer taxes with respect to the transfer and sale of Unionamerica ADSs to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made to, or if Unionamerica ADRs not tendered or accepted pursuant to the Offer, are to be registered in the name of any person other than the registered holder(s), or if Unionamerica ADRs are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the tendering holder must provide satisfactory evidence of the payment of any applicable transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person prior to the delivery of the consideration pursuant to the Offer.

    7. SPECIAL EXCHANGE AND DELIVERY INSTRUCTIONS. If certificates for shares of MMI Common Stock and/ or any check for cash in lieu of fractional shares, and/or Unionamerica ADRs not tendered or accepted pursuant to the Offer, are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if certificates for shares of MMI Common Stock and/or any check for cash in lieu of fractional shares, are to be sent, and/or such Unionamerica ADRs are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Unionamerica ADSs tendering such Unionamerica ADSs by Book-Entry Transfer may request that Unionamerica ADSs not accepted pursuant to the Offer be credited to such account maintained at any of the Book-Entry Transfer Facilities as such holder may designate under "Special Exchange Instructions". If no such instructions are given, Unionamerica ADSs tendered by Book-Entry Transfer and not accepted pursuant to the Offer will be returned by crediting the account at the Book-Entry Transfer Facility designated herein.

    8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from certain brokers, dealers, commercial banks or trust companies.

    9. WAIVER OF CONDITIONS TO THE OFFER. MMI reserves the right, subject to the provisions of the Acquisition Agreement, applicable law and the rules of the City Code, to waive, in whole or in part, all or any of Conditions (a) to (w) inclusive (although, Conditions (c), (f), (g), (h) and (v) have already been satisfied) provided that MMI may only waive those of Conditions (a) to (l) with the prior written consent of Unionamerica. Unionamerica reserves the right, subject to the provisions of the Acquisition Agreement, to waive, in whole or in part, all or any of Conditions (x) and (y). Reducing the Minimum Acceptance Condition requires the prior written consent of Unionamerica and the Minimum Acceptance Condition may not be reduced such as to have the effect of reducing the 90% threshold specified in Condition (b) to an amount which is 50% or less.

    10. LOST, DESTROYED OR STOLEN ADRS. If any Unionamerica ADRs representing Unionamerica ADSs have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent by checking the box immediately preceding "Special Exchange Instructions" and indicate the number of Unionamerica ADSs represented by the lost, destroyed or stolen Unionamerica ADRs. The holder will then be instructed as to the steps which must be taken in order to replace the Unionamerica ADRs. This Letter of Transmittal and related documents cannot be processed until the holder complies with procedures for replacing lost, destroyed or stolen Unionamerica ADRs.

    11. SUBSTITUTE FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross cash proceeds payable to a shareholder or other payee in lieu of its entitlement to fractional shares pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the shareholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Exchange Agent and certifies that such number is correct. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of the Exchange Agent that it is not subject to backup withholding. Certain shareholders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. shareholder to qualify as an exempt recipient, that shareholder must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that shareholder's exempt status. Such statements may be obtained from the Exchange Agent. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

                      THE EXCHANGE AGENT IN THE OFFER IS:
                    CHASEMELLON SHAREHOLDER SERVICES L.L.C.
                                 P.O. BOX 3300
                           SOUTH HACKENSACK, NJ 07606
                                 1-800-777-3674
                     THE INFORMATION AGENT IN THE OFFER IS:
                    CHASEMELLON SHAREHOLDER SERVICES L.L.C.
                             450 WEST 33(RD) STREET
                               NEW YORK, NY 10001
                                 1-800-549-9249
                      THE DEALER MANAGER IN THE OFFER IS:
                               SMITH BARNEY INC.
                              388 GREENWICH STREET
                               NEW YORK, NY 10013
                                 1-212-816-8541

                      TO BE COMPLETED BY U.S. HOLDER ONLY

                   PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES L.L.C.
 SUBSTITUTE               PART I: PLEASE PROVIDE               Social Security Number
 FORM W-9                 YOUR TIN IN THE BOX AT                         or
                          RIGHT AND CERTIFY BY             Employer Identification Number
                          SIGNING AND DATING                    ---------------------
                          BELOW
 PAYER'S REQUEST FOR      PART 2:    For Payees exempt from backup withholding, see the
 TAXPAYER IDENTIFICATION             enclosed Guidelines for Certification of Taxpayer
 NUMBER (TIN)                        Identification Number on Substitute Form W-9 and
                                     complete as instructed therein.
                          PART 3:    Awaiting TIN  / /
                          CERTIFICATION--Under the penalties of perjury, I certify that (i)
                          the number shown on this form is my correct Taxpayer
                          Identification Number (or I am waiting for a number to be issued to me) and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate
                          IRS center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future) and
                          (ii) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding as a result that I am no longer subject to backup withholding.
                          Certification instructions--You must cross out Item (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                          SIGNATURE  DATE

                          NAME (Please Print)

                          ADDRESS (Include Zip/Post Code)


        GUIDELINES FOR CERTIFICATION OF TAXPAYER NAME AND IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER NAME AND IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the name and identification number to give the payer.

-----------------------------------------------------
FOR THIS TYPE OF ACCOUNT:        GIVE THE NAME AND
                                 SOCIAL SECURITY
                                 NUMBER OF--
-----------------------------------------------------
1.         An individual's       The individual
           account
2.         Two or more           The actual owner of
           individuals (joint    the account or, if
           account)              combined funds, any
                                 one of the
                                 individuals(1)
3.         Husband and wife      The actual owner of
           (joint account)       the account or, if
                                 joint funds, either
                                 person(1)
4.         Custodian account of  The minor(2)
           a minor (Uniform
           Gift to Minors Act)
5.         Adult and minor       The adult or, if the
           (joint account)       minor is the only
                                 contributor, the
                                 minor(1)
6.         Account in the name   The ward, minor, or
           of guardian or        incompetent
           committee for a       person(3)
           designated ward,
           minor, or
           incompetent person
7.         a. The usual          The
           revocable savings     grantor-trustee(1)
              trust account
              (grantor is also
              trustee)
           b. So-called trust
           account that is not   The actual owner(1)
              a legal or valid
              trust under State
              law
8.         Sole proprietorship   The owner(4)
           account
-----------------------------------------------------

FOR THIS TYPE OF ACCOUNT:        GIVE THE NAME AND
                                 EMPLOYER
                                 IDENTIFICATION
                                 NUMBER OF--
-----------------------------------------------------
 9.        A valid trust,        The legal entity.
           estate, or pension    (Do not furnish the
           trust                 identifying number
                                 of the personal
                                 representative or
                                 trustee unless the
                                 legal entity itself
                                 is not designated in
                                 the account
                                 title.)(5)
10.        Corporate account     The corporation
11.        Religious,            The organization
           charitable, or
           educational
           organization account
12.        Partnership account   The partnership
           held in the name of
           the business
13.        Association, club,    The organization
           or other tax-exempt
           organization
14.        A broker or           The broker or
           registered nominee    nominee
15.        Account with the      The public entity
           Department of
           Agriculture in the
           name of a public
           entity (such as a
           State or local
           government, school
           district, or prison)
           that receives
           agricultural program
           payments

---------------------------------------------------------
---------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one of the persons has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a Taxpayer Identification Number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

    - A corporation.

    - A financial institution.

    - An organization exempt from tax under section 501(a), or an individual retirement plan.

    - The United States or any agency or instrumentality thereof.

    - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

    - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

    - An international organization or any agency, or instrumentality thereof.

    - A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

    - A real estate investment trust.

    - A common trust fund operated by a bank under section 584(a).

    - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

    - An entity registered at all times under the Investment Company Act of 1940.

    - A foreign central bank of issue.

    - Custodial accounts under section 403(a)(7), (b)(7) if the account satisfies the requirements of section 401(f)(2).

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

    - Payments to nonresident aliens subject to withholding under section 1441.

    - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one non-resident partner.

    - Payments of patronage dividends where the amount received is not paid in money.

    - Payments made by certain foreign organizations.

    - Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals.
      Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct Taxpayer Identification Number to the payer.

    - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

    - Payments described in section 6049(b)(5) to non-resident aliens.

    - Payments on tax-free covenant bonds under section 1451.

    - Payments made by certain foreign organizations.

    - Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041(a), 6042, 6044, 6045, 6049, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES.

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.